Exhibit 99.2

December 2020 Hunt Companies Finance Trust Investor Presentation

Disclaimer 2 This presentation, any related webcast/conference call, and other oral statements made by our representatives from time to ti me may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securi tie s Exchange Act of 1934, as amended, which reflect the current views of Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“HCFT ” or the “Company”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of word s such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “pr ojects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ mat erially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitle d “ Risk Factors” in its Annual Report for fiscal year 2019 on Form 10 - K and other periodic filings with the Securities and Exchange Commission (“SEC”), when ev aluating these forward - looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be am pli fied by, or in the future may be amplified by, the COVID - 19 outbreak. It is not possible to predict or identify all such risks. Additional information concern ing these and other risk factors are contained in our 2019 Form 10 - K which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Th e Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances This presentation includes non - GAAP financial measures within the meaning of Item 10(e) of Regulation S - K, as promulgated by the SEC. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our fi nancials and to assist investors in comparing our results with other peer issuers, these measures are not in accordance with GAAP, and they should n ot be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAAP financial results and the reconci lia tions from these results contained herein should be carefully evaluated

Name & Ticker Change 3 • On December 18th, 2020, the Company announced that it will change its name to Lument Finance Trust, Inc., effective December 28 , 2020 • In addition to the new corporate name, the Company expects to change its ticker symbol on the NYSE to “LFT” and anticipates that trading under the new name and ticker symbol will commence on December 28, 2020 • This name change is a result of the rebranding of HCFT’s manager, which occurred in October 2020, from “OREC Investment Management” to “ Lument Investment Management”

Company Overview 4 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager • Experienced management team with average of 23 years of industry experience across multiple economic cycles • Affiliation with ORIX Corporation USA, an established international financial firm • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA Attractive Investment Profile • Emphasis on middle market multifamily investments which are well positioned for the current environment • Strong credit and asset management capabilities with zero delinquencies or defaults during the COVID era • Attractive financing sources via non - recourse, non mark - to - market CRE CLOs

Leveraging the Depth of the Lument Platform 5 • Lument is a nationally recognized leader in multifamily and seniors housing and care finance • Combining the industry expertise of legacy brands Hunt Real Estate Capital, RED Capital Group, and Lancaster Pollard, Lument offers a comprehensive set of custom capital solutions to its clients across commercial real estate with a strong focus in multifamily , affordable housing, and seniors housing and healthcare *MBA Commercial/Multifamily Annual Origination Rankings 2019 Office locations Seattle San Rafael Irvine San Diego Phoenix Denver Kansas City El Paso Austin Dallas Houston Tampa Orlando Boco Raton Miami Minneapolis Charleston Atlanta Birmingham Boston New York Philadelphia Washington Reston Buffalo Indianapolis Columbus Berkeley Heights San Francisco Chicago Arcadia Los Angeles • Top 10 non - bank multifamily lender* • $46 billion servicing portfolio • Top ranked FHA MAP lender, with over 880 loans closed totaling over $7 billion in the past decade • Lument’s combined predecessor companies rank first in HUD senior housing and healthcare lending over the past decade, with more than 1,000 closings totaling over $ 8.6 billion • Top 3 Fannie Mae Small Loan lender (2019) • Top 3 Fannie Mae Manufactured Housing Community (MHC) lender (2019) Significant Multifamily Expertise The Company leverages Lument’s broad platform and significant expertise when originating and underwriting investments

Lument: A Platform Built for the Benefit of Investors 6 Diverse Opportunity Set via Lument Origination Platform • 600+ employees across 25+ offices provide clients of Lument and its affiliates with a mix of markets, assets, and deal types that span the breadth of commercial and multifamily real estate • Majority of deals are directly originated which creates differentiated access to investment opportunities Proprietary Underwriting and Proactive Surveillance • Seasoned underwriting staff analyze opportunities on a deal - by - deal basis, and are further supported by a proprietary database of more than 20,000 deals • “Boots - on - the - ground” approach to underwriting, surveillance, and asset management allows for: • Real - time intelligence that helps inform investment process • Enhanced view of trends and warning signals across markets and asset types • Lument’s $46+ billion servicing portfolio includes a Fitch - rated servicing unit Cradle - to - Grave Capital Source • Robust borrower relationships combined with an efficient underwriting process allows Lument to be a go - to capital provider, which in turn keeps the Company’s pipeline of investment opportunities active and diverse • Flexibility to act as a capital provider up and down the capital stack both reinforces value to borrower clients and offers a multitude of investment opportunities to the Company Backing from Well - Capitalized Parent Company • Backing from ORIX Corporation USA, an established international parent • ORIX Corporation (TSE: 8591 and NYSE: IX) operates in 37 countries and regions • In - house operations, asset management, legal, compliance, HR, etc.

Affiliation with ORIX 7 ORIX CORPORATION USA – AT A GLANCE ORIX Corporation USA provides investment capital and asset management services to clients in the corporate, real estate and m uni cipal finance sectors. ORIX USA and its family of companies have $78 billion of assets under management, administration and servic ing , including $11 billion held by ORIX USA and its subsidiaries as of July 2020, and a team of more than 1,200 employees spanning offices a cro ss the U.S. and Brazil. Its parent company, ORIX Corporation, is a publicly owned, Tokyo - based international financial services company. Global Reach • Operating in 37 countries and regions • More than 2,100 locations • Ranked No. 292 on 2020 Forbes Global 2000: World’s Largest Public Companies Publicly Traded • Listed on the Tokyo (8591) and New York (NYSE: IX) stock exchanges • Approximately $20 billion market capitalization as of March 2019 Capital Reach • Balance sheet assets exceeding $100 billion • Approximately $400 billion in assets under management across the globe (As of March 2019) Rated • Long - term debt credit rating of A - by S&P’s, Fitch’s and A3 by Moody’s (As of April 2020) ORIX Corporation USA, a subsidiary of ORIX Corporation, is the parent of the Company’s investment manager and is also a meaningful Company shareholder

Lument : Experienced Leadership Team 8 JAMES FLYNN Director & CEO, Lument Finance Trust Chief Executive Officer, Lument MIKE LARSEN President, Lument Finance Trust Chief Operating Officer, Lument JAMES BRIGGS CFO, Lument Finance Trust Chief Accounting Officer, Lument PRECILLA TORRES Head of Real Estate Investment Strategies, Lument BARRY FULLER VIC CLARK JAMES HENSON MEGAN GOODFELLOW Head of Loan Servicing and Asset Management, Lument Head of Conventional Multifamily Production, Lument General Counsel, Lument Chief Credit Officer, Real Estate Investment Strategies, Lument

Lument Finance Trust: Target Investments 9 Loan Size $5 million to $50+ million Collateral Primarily first lien real estate debt on stabilized or transitional assets Property Type Multifamily, retail, office, industrial, and self storage Geographies Within the United States Loan to Value Typically up to 80% LTC / up to 75% of stabilized value Rate LIBOR + 3.00% and higher Term 3 to 5 years Amortization Typically interest only Recourse Typically non - recourse except for standard carve - outs

Lument Finance Trust: Investment Portfolio 10 TX , $211.7 , 35% IL , $82.5 , 14% GA , $52.7 , 9% VA , $49.4 , 8% MD , $33.6 , 6% Other States , $168.9 , 28% Geographic Concentration (1) Multi - Family , $541.6 , 90% Retail , $35.2 , 6% Office , $17.9 , 3% Self - Storage , $4.2 , 1% Property Type (1) $599 million $599 million Note: (1) $ In millions • As of Q3 2020, the Company owned a portfolio of floating - rate CRE loans with an aggregate UPB of $599 million. 90% of the portfo lio was invested in loans backed by multifamily assets • The Company anticipates that the majority of loan activity will continue to be related to multifamily assets. The Company does not own any hospitality assets and has limited exposure to retail and office properties • LIBOR floors exist on 100% of the loans in the Portfolio • During the “COVID era,” the Company has not granted a single forbearance nor has it experienced a single loan default

Lument Finance Trust: Capital Structure Overview 11 75.7% 6.3% 18.0% CLO Financing Term Loan Common Equity $637.2 million (4) Capital Structure Composition Capital Structure Detail Note: (1) CLO financing shown at par value. GAAP carrying value of $479.7 million includes $0.5 million of unamortized discounts for Hunt CRE 2017 - FL1 and $2.3 million of unamortized debt issuance costs for Hunt CRE 2018 - FL2 (2) Term loan shown at par value. GAAP carrying value of $39.5 million includes $0.7 million of unamortized debt issuance cos ts (3) Noncontrolling interest was $99,500 as of 9/30/2020 and is included in common equity above (4) LFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconcil iation to GAAP Match Term Non - Recourse Financing • The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin call s on any of its assets from repo or warehouse lenders • Primary sources of debt financing are two match - term non - MTM CRE CLOs as well as a corporate term loan ($ in millions) Collateralized Loan Obligations Rate Advance Rate Amount Hunt CRE 2017-FL1 (1) L + 1.42% 81.8% $263.0 Hunt CRE 2018-FL2 (1) L + 1.44% 77.0% $219.4 Total Collateralized Loan Obligations L + 1.43% $482.4 Credit Facilities Term Loan (2) 7.25% $40.3 Total Debt $522.7 Equity Book Value of Common Equity (3) $114.5 Total Capitalization (4) $637.2

Track Record of EPS Growth and Book Value Stability 12 $0.05 $0.06 $0.08 $0.10 $0.06 $0.09 $0.09 $0.11 Q4 2019 Q1 2020 Q2 2020 Q3 2020 GAAP Earnings/Share Core Earnings/Share $4.59 $4.57 $4.57 $4.59 Q4 2019 Q1 2020 Q2 2020 Q3 2020 GAAP Earnings & Core Earnings Per Share of Common Stock Book Value Per Share

Conclusion 13 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager • Experienced management team with average of 23 years of industry experience across multiple economic cycles • Affiliation with ORIX Corporation USA, an established international financial firm Attractive Investment Profile • Emphasis on middle market multifamily investments which are well positioned for the current environment • Strong credit and asset management capabilities with zero delinquencies or defaults during the COVID era • Attractive financing sources via non - recourse, non mark - to - market CRE CLOs

Q3 2020 Financial Updates Appendix

Q3 2020 Key Updates 15 Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 38 months Financial Results • Q3 2020 GAAP Net Income of $2.55 million, or $0.10 per share • Q3 2020 Core Earnings of $2.76 million, or $0.11 per share • Q3 2020 Book Value Per Share of $4.59 Highlights • As previously announced, the Company increased the quarterly dividend by 13% from $0.075 per share to $0.085 per share with respect to Q3 • During Q3 2020, the Company acquired and/or funded $10.6 million of new loans and participations at a weighted average spread of LIBOR + 4.16% • The weighted - average LIBOR floor of the Q3 acquisitions was 1.08% • 100% of the new acquisitions were multifamily assets • The Company experienced $21.5 million of loan payoffs during the quarter. $9.2 million of these loans were held in FL1, which is past its reinvestment period, and $12.3 million in FL2 Investment Portfolio Overview • As of 9/30/2020, 99.8% of LFT’s investment portfolio consisted of floating - rate CRE loans • The $598.9 million CRE loan portfolio had a weighted average remaining term of 14 months (1) and a weighted average coupon of L + 3.54% • The portfolio had a weighted - average LIBOR floor of 1.61% • Over 90% of the portfolio was multifamily • The Company’s only legacy investment consists of $1.1 million of mortgage servicing rights Capitalization • The floating - rate CRE loan portfolio is financed with $482.4 million of investment grade notes issued through two CRE CLOs • As of 9/30/2020, the Company had $9.7 million of unrestricted cash and $14.5 million of available CLO reinvestment capacity

Q3 2020 Income Statement Summary 16 Summary Income Statement (thousands) Three Months Ended September 30, 2020 Net interest income $4,832 Total other income (loss) (162) Operating expenses (2,261) Benefit (provision) from income taxes 143 Preferred dividends (4) Net income attributable to common stockholders $2,547 Reclassification adjustment for net gain (loss) included in net income 0 Comprehensive income attributable to common stockholders $2,547 Weighted average shares outstanding during the period 24,943,383 Net income per share $0.10 Comprehensive income per share $0.10 GAAP Comprehensive Income to Core Earnings Reconciliation (thousands) Three Months Ended September 30, 2020 Comprehensive income attributable to common stockholders $2,547 Adjustments: Unrealized losses (gains) on mortgage servicing rights 350 Recognized compensation expense related to restricted stock 3 Adjustment for (provision for) income taxes (143) Core earnings (1) $2,758 Weighted average shares outstanding during the period 24,943,383 Core earnings per share $0.11 Dividend per share $0.085 Note: (1) See Appendix for definition of Core Earnings per the Management Agreement

Q3 2020 Balance Sheet Summary 17 Balance Sheet (thousands) Q3 2020 Commercial mortgage loans held - for - investment $598,933 Mortgage servicing rights, at fair value 1,097 Cash and cash equivalents 9,720 Restricted cash (1) 14,549 Investment related receivable (2) 9,247 Accrued interest receivable 2,280 Other assets 2,000 Total assets $637,828 Collateralized loan obligations (3) $479,705 Credit facility 39,513 Other liabilities 4,132 Total liabilities $523,349 Total equity $114,478 Total liabilities / total equity 4.57x Book value per share $4.59 Note: (1) Restricted cash held by CRE CLO securitization trusts and available for investment in eligible mortgage assets (2) Investment related receivable includes 1 unsettled loan in Hunt CRE 2017 - FL1 with a principal amount due of $9.2 million wh ich will be used to pay down the Class A Notes of the CLO (3) Outstanding notional amount of bonds issued from both CLOs is $482.4 million. For GAAP purposes, these liabilities are ca rri ed at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs

Q3 2020 Summary of Investment Portfolio 18 Floating 99.8% Fixed … First Mortgages 99.8% Residential MSRs 0.2% Investment Portfolio as of September 30, 2020 (thousands) UPB / Notional Net Carrying Value Weighted Average Coupon Weighted Average Remaining Term (months) Weighted Average LTV at Loan Origination Weighted Average Stabilized LTV at Loan Origination First Mortgages $598,933 $598,933 L + 3.54% 14 (1) 74.24% 69.36% Residential MSRs $239,180 $1,097 0.25% 274 (2) Total $838,113 $600,030 Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 38 months (2) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying res id ential loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining life of the portfolio to be less than 274 months Investment Type Interest Rate Type $600.0 million $600.0 million

Q3 2020 Balance Sheet Summary 19 Multifamily , $10.6 , 100.0% Net Funding Activity (1) Q3 2020 Loan Acquisitions (1) $10.6 million Note: (1) $ In millions $609.8 $10.6 $(21.5) $598.9 Q2 2020 Portfolio Fundings / Acquisitions Payoffs / Sales Q3 2020 Portfolio • The CRE loan portfolio decreased by $10.9 million in Q3 • The Company acquired $9.5 million of loans at par from an affiliate of the Manager and funded an additional $1.1 million of future funding participations • The Company experienced $21.5 million of payoffs, $9.2 million of which was held in FL1 which is past its reinvestment period and $12.3 million in FL2

Interest Rate Sensitivity as of September 30, 2020 20 Floating Rate Assets (1) $599 Floating Rate Liabilities (2) - $482 Net Exposure $116 $747 ($1,254) ($2,508) ($3,762) ($4,786) -25 bps +0 bps +25 bps +50 bps +75 bps +100 bps $ in Thousands Change in LIBOR Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3) $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans (2) Comprised of outstanding securitization notes in the CRE CLOs (3) Assumes starting one - month LIBOR rate of 0.1490% (4) Negative LIBOR will not have further impacts on P&L (4)

9/30/2020 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
1	Loan 1	6/5/2018	6/4/2021	Multi-Family	Palatine	IL	35,625,000	4.30%	37	68.50%
2	Loan 2	11/30/2018	12/6/2020	Multi-Family	Nacogdoches	TX	35,441,348	4.05%	24	70.39%
3	Loan 3	7/9/2018	8/6/2021	Multi-Family	Pikesville	MD	33,650,982	3.25%	36	77.59%
4	Loan 4	8/8/2018	8/6/2021	Multi-Family	Dallas	TX	32,526,660	3.65%	36	81.23%
5	Loan 5	11/22/2019	8/6/2022	Multi-Family	Virginia Beach	VA	26,500,000	2.75%	33	77.10%
6	Loan 6	5/18/2018	6/4/2021	Multi-Family	Woodridge	IL	25,355,116	3.75%	37	76.43%
7	Loan 7	12/10/2019	7/6/2022	Multi-Family	San Antonio	TX	24,540,507	3.15%	30	71.90%
8	Loan 8	1/15/2020	7/6/2022	Multi-Family	Chattanooga	TN	24,180,000	2.95%	30	80.60%
9	Loan 9	5/31/2018	6/6/2021	Multi-Family	Omaha	NE	20,853,067	3.70%	37	77.26%
10	Loan 10	11/26/2019	12/6/2021	Multi-Family	Doraville	GA	20,000,000	2.75%	25	76.10%
11	Loan 11	12/6/2018	12/6/2021	Multi-Family	Greensboro	NC	18,703,039	3.35%	37	79.78%
12	Loan 12	12/28/2018	1/6/2022	Retail	Austin	TX	18,000,000	3.90%	37	71.40%
13	Loan 13	7/10/2019	8/6/2022	Multi-Family	Amarillo	TX	17,754,112	2.90%	37	76.37%
14	Loan 14	12/28/2018	1/6/2022	Retail	Austin	TX	17,172,624	4.10%	37	60.50%
15	Loan 15	3/13/2019	4/6/2022	Multi-Family	Baytown	TX	16,707,856	3.10%	37	80.47%
16	Loan 16	6/28/2018	7/6/2021	Multi-Family	Greenville	SC	15,245,253	3.90%	37	76.29%
17	Loan 17	8/29/2019	8/6/2022	Multi-Family	Austell	GA	14,632,203	3.40%	36	72.50%
18	Loan 18	7/23/2018	8/6/2021	Office	Chicago	IL	12,828,794	3.75%	37	72.74%
19	Loan 19	8/8/2019	8/6/2022	Multi-Family	Fort Worth	TX	12,649,099	3.00%	36	75.83%
20	Loan 20	1/9/2018	2/6/2021	Multi-Family	North Highlands	CA	10,158,934	3.95%	37	79.03%
21	Loan 21	3/29/2019	4/6/2021	Multi-Family	Portsmouth	VA	10,000,000	3.25%	25	61.35%
22	Loan 22	5/25/2018	6/6/2021	Multi-Family	Phoenix	AZ	9,794,371	3.90%	37	69.41%

Continued on the following page

LUMENT

Note:
(1) All loan spreads are indexed to one-month LIBOR
(2) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date

21

9/30/2020 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
23	Loan 23	9/10/2020	4/6/2021	Multi-Family	Winchester	OH	9,527,000	4.25%	7	61.90%
24	Loan 24	9/11/2019	10/6/2022	Multi-Family	Orlando	FL	9,135,000	2.80%	37	69.20%
25	Loan 25	2/15/2018	3/6/2021	Multi-Family	Atlanta	GA	9,047,396	4.25%	37	80.21%
26	Loan 26	8/30/2018	9/6/2021	Multi-Family	Blacksburg	VA	8,675,645	3.85%	37	66.55%
27	Loan 27	3/12/2018	4/6/2021	Multi-Family	Waco	TX	8,612,000	4.75%	37	72.90%
28	Loan 28	1/18/2019	2/6/2021	Multi-Family	Philadelphia	PA	8,238,438	3.95%	25	71.31%
29	Loan 29	8/7/2018	9/6/2021	Multi-Family	Birmingham	AL	8,235,825	3.50%	38	78.01%
30	Loan 30	2/23/2018	3/6/2021	Multi-Family	Little Rock	AR	8,070,000	4.25%	37	81.29%
31	Loan 31	1/13/2020	2/6/2022	Multi-Family	Fort Lauderdale	FL	7,930,194	3.15%	25	78.40%
32	Loan 32	11/13/2019	12/6/2021	Multi-Family	Holly Hill	FL	7,780,000	2.90%	25	77.80%
33	Loan 33	6/10/2019	7/6/2022	Multi-Family	San Antonio	TX	6,525,817	3.40%	37	77.70%
34	Loan 34	12/9/2019	1/6/2022	Multi-Family	Fort Worth	TX	6,230,000	3.15%	25	77.70%
35	Loan 35	3/29/2019	4/6/2021	Multi-Family	Raleigh	NC	5,992,424	3.50%	25	79.03%
36	Loan 36	8/28/2019	8/6/2022	Multi-Family	Austin	TX	5,966,157	3.25%	36	69.90%
37	Loan 37	6/22/2018	7/6/2021	Multi-Family	Chicago	IL	5,900,550	4.10%	37	80.53%
38	Loan 38	6/10/2019	7/6/2022	Multi-Family	San Antonio	TX	5,295,605	2.90%	37	62.92%
39	Loan 39	12/13/2019	1/6/2022	Multi-Family	Jacksonville	FL	5,070,339	2.90%	25	74.90%
40	Loan 40	11/30/2018	11/6/2021	Office	Decatur	GA	5,036,066	4.10%	36	56.80%
41	Loan 41	5/31/2019	6/6/2022	Multi-Family	Austin	TX	4,275,035	3.50%	37	74.09%
42	Loan 42	11/12/2019	12/6/2021	Self-Storage	Chesapeake	VA	4,225,000	3.15%	25	64.50%
43	Loan 43	12/13/2019	1/6/2022	Multi-Family	Marietta	GA	4,010,000	3.00%	25	77.90%
44	Loan 44	6/5/2018	6/4/2021	Multi-Family	Palatine	IL	2,835,666	4.30%	37	68.50%
	Total / Average						598,933,122	3.54%	33	74.24%

LUMENT

Note: (1) All loan spreads are indexed to one-month LIBOR
(2) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date

22

Consolidated Balance Sheets 23

Consolidated Statement of Income 24

Reconciliation of GAAP to Core Earnings 25 GAAP to Core Earnings Reconciliation Three Months Ended September 30, 2020 Reconciliation of GAAP to non - GAAP Information Net Income (loss) attributable to common shareholders $2,547,218 Adjustments for non - core earnings Unrealized (Gain) Loss on mortgage servicing rights 350,127 Subtotal 350,127 Other Adjustments Recognized compensation expense related to restricted common stock 2,949 Adjustment for (provision for) income taxes (142,595) Subtotal (139,646) Core Earnings $2,757,699 Weighted average shares outstanding – Basic and Diluted 24,943,383 Core Earnings per weighted share outstanding – Basic and Diluted $0.11

Detailed Walk of Capitalization 26 (in 000's) 9/30/2020 Total GAAP liabilities and stockholders' equity $637,828 Adjustments for Capitalization ( - ) Accrued interest payable (412) ( - ) Dividends payable (2,124) ( - ) Fees and expenses payable to Manager (1,116) ( - ) Other accounts payable and accrued expenses (209) ( + ) Other capitalized financing & issuance costs 3,401 HCFT Capitalization $637,169

Key Definitions 27 “ Core Earnings ” means the net income (loss) attributable to the holders of Common Shares or, without duplication, owners of the Company’s S ubs idiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding ( i ) non - cash equity compensation expense, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrea liz ed gains or losses or other similar non - cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one - time events pursuant to changes in GAAP and certain material non - cas h income or expense items after discussions with the Company’s board of directors and approval by a majority of the Company’s independent directo rs. “ Stockholders’ Equity ” means: (a) the sum of the net proceeds from any issuances of the Company’s equity securities (excluding preferred securitie s s olely for purposes of Incentive Compensation but including preferred securities for all other purposes of this Agreement) since inc ept ion (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance; plus (b) the Company’s retained earnings at th e e nd of such fiscal quarter (without taking into account any non - cash equity compensation expense or other non - cash items described below incurred in curren t or prior periods); less (c) any amount that the Company pays for repurchases of its Common Shares; and (d) excluding ( i ) any unrealized gains, losses or other non - cash items that have impacted the Company’s Stockholders’ Equity as reported in the Company’s financial statements prepared in accordance wit h G AAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (ii) adjustments relating to one - ti me events pursuant to changes in GAAP and certain other noncash charges after discussions with the Company’s board of directors and approval by a m ajo rity of the Company’s independent directors.

December 2020